Exhibit 10.6

INFRASTRUX GROUP, INC.

2007 EQUITY INCENTIVE PLAN

ARTICLE 1.

PURPOSE

The purpose of the InfrastruX Group Inc. 2007 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of InfrastruX Group Inc. (the “Company”) by linking the personal interests of its Employees to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Award” means a Stock Appreciation Right award, a Restricted Stock Unit or Bonus award granted to a Participant pursuant to the Plan.

2.2    “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3    “Board” means the Board of Directors of the Company.

2.4    “Bonus” means a cash or Stock award based on such performance criteria as the Committee may establish, including Cumulative Proceeds or a Transaction.

2.5    “Cause” shall mean a Participant’s (i) willful misconduct, (ii) willfully engaging in conduct which could reasonably result in a conviction of a felony or a crime against the Company or conduct involving substance abuse, fraud or moral turpitude, or which would materially compromise the Company’s reputation or Participant’s ability to perform his duties, as determined by the Company, or (iii) unreasonable refusal to perform Participant’s duties and responsibilities in any material respect, after receipt of written notice specifying in reasonable detail the duties and responsibilities not being performed. Cause as defined above shall be determined in good faith by the Committee (or such officer as the Committee shall delegate such duties) in its sole and exclusive discretion. Notwithstanding the foregoing, if a Participant is a party to an employment agreement with the Company or any Affiliates (or other agreement with the Company or any Affiliate defining “cause” for this purpose), then “Cause” shall have the meaning defined in such applicable agreement.

2.6    “Change in Control” means the occurrence of (a) any transaction or series of transactions which within a 12-month period constitute a change in control where (i) more than 50% of the then outstanding shares of the Company’s common stock are (for cash, property (including, without limitation, stock in any corporation), or indebtedness, or any combination thereof) redeemed by the Company or purchased by any person(s), firm(s) or entity(ies), or exchanged for shares in any other corporation not affiliated with the Company, or any combination of such redemption, purchase or exchange, or (ii) more than 50% of the Company’s assets are purchased by any person(s), firm(s) or entity(ies) not affiliated with the Company for cash, property (including, without limitation, stock in any corporation) or indebtedness or any combination thereof, or (iii) the Company is merged or consolidated with another corporation regardless of whether the Company is the survivor (except any such transaction solely for the purpose of changing the Company’s domicile or which does not change the ultimate beneficial ownership of the equity interests in the Company), or (b) any substantial equivalent of any such redemption, purchase, exchange, change, transaction or series of transactions, acquisition, merger or consolidation constituting such a change in control; in each case where following such transactions the Parent or affiliates thereof do not own 50% or more of the outstanding equity of the Company, any purchaser of assets or Stock or the successor or surviving entity. For purposes hereof, the term “control” shall have the meaning ascribed thereto under the Securities Exchange Act of 1934, as amended and the regulations thereunder. For purposes of clause (a)(ii) above or as appropriate for purposes of clause (b) above, the Company shall be deemed to include on a consolidated basis all subsidiaries and other affiliated corporations or other entities with the same effect as if they were divisions. Notwithstanding anything to the contrary, no Change in Control shall occur by reason of the Company’s contribution of assets to a JV, but a Change in Control will be deemed to occur if Participant becomes employed by a JV in the event of (A) a sale of 50% or more of the interests to a party other than the Company, Parent, or the JV Partners or any affiliates thereof, or (B) a sale of substantially all of the assets of a JV to a person, group or entity other than a JV Partners or their affiliates. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.7    “Code” means the Internal Revenue Code of 1986, as amended.

2.8    “Committee” means the committee of the Board described in Article 9.

2.9    “Cumulative Proceeds” shall mean the sum (without duplication) of (a) Realized Cumulative Proceeds and (b) Unrealized Proceeds. Realized Cumulative Proceeds shall mean the sum of (i) the aggregate fair market value of the consideration actually received by Tenaska in connection with one or more Transactions, after taking into account all expenses, post closing adjustments, and assuming exercise of all options and warrants to purchase equity securities of the Company outstanding as of the effective date of any such Transactions and (ii) the amount of cash dividends or other distributions and any management or similar fees Tenaska received from the Company from time to time. Unrealized Proceeds shall mean, with respect to an initial public offering of the Company’s, the JV’s, Parent’s or a Subsidiary’s equity securities pursuant to a registration statement filed under the Securities Act (“IPO”), the fair market value of Tenaska’s Investment based on the market value of the Parent, the Company, the JV and its Subsidiaries based on (i) the offering price of the equity securities sold to the public in the IPO, or (ii) after an IPO, an average closing price for such equity securities for any consecutive 30 day period; provided further, that the fair market value of any non-cash consideration (including stock) received in a Transaction other than an IPO shall be determined by the Board in good faith as of the date of such Transaction.

2.10    “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.11    “Effective Date” shall have the meaning set forth in Section 11.1.

2.12    “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14    “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if Stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if Stock is not publicly traded, as determined in good faith by the Committee; provided, however, Fair Market Value shall never be less than as provided under Section 409A of the Code and any regulations promulgated thereunder.

2.15    “Investment” means the total of all funds invested by Tenaska in equity securities of the Company, whether directly or through conversion of debt into equity securities.

2.16    “JV” means a joint venture, the management and control of which is controlled by the Company or Parent.

2.17    “JV Partners” means the partners or other equity holders in the JV, other than the Company or Parent.

2.18    “Parent” means InfrastruX Holdings, LLC, a Delaware limited liability company.

2.19    “Participant” means any individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.20    “Plan” means this InfrastruX Group, Inc. 2007 Equity Incentive Plan, as it may be amended from time to time.

2.21    “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.22    “Restricted Stock Unit” means an Award granted pursuant to Section 6.1.

2.23    “Securities Act” shall mean the Securities Act of 1933, as amended.

2.24    “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 8.

2.25    “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value of such shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.26    “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.27    “Tenaska” means Tenaska Power Fund, LP, a Delaware limited partnership and any affiliate thereof.

2.28    “Termination of Service” shall mean the time when the employee-employer relationship between Participant and the Company, Parent, a Subsidiary or JV is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, or disability; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment of Participant by the Company, Parent, a Subsidiary or JV; (b) at the sole discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship; and (c) at the sole discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company, Parent, a Subsidiary or JV with Participant. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Service.

2.29    “Transaction” means a Change in Control, recapitalization of the Company or an IPO.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares. Subject to Article 8 and this Section 3.1, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 5,400,000. To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy any tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan.

3.2    Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1    Eligibility. Each Employee selected to become a Participant shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2    Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Employees to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5.

STOCK APPRECIATION RIGHTS

5.1    Grant of Stock Appreciation Rights.

(a)    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b)    A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

5.2    Payment on Exercise. Payment of the amounts determined under Sections 5.1(b) above shall be made in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) as determined by the Committee in the Award Agreement.

ARTICLE 6.

RESTRICTED STOCK UNITS

6.1    Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify when the shares of Stock are deliverable with respect to vested Restricted Stock Units (the “Delivery Date”). On the Delivery Date, the Company shall, subject to Section 7.4(b), transfer to the Participant one share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

6.2    Term. Except as otherwise provided herein, the term of any Restricted Stock Units shall be set by the Committee in its discretion.

6.3    Form of Payment. Payments with respect to any Awards of Restricted Stock Units shall be made in Stock as determined by the Committee.

6.4    Award Agreement. All Awards of Restricted Stock Units shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 7.

PROVISIONS APPLICABLE TO AWARDS

7.1    Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

7.2    Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

7.3    Beneficiaries. Notwithstanding Section 7.2, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

7.4    Stock Certificates; Book Entry Procedures.

(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

ARTICLE 8.

CHANGES IN CAPITAL STRUCTURE

8.1    Adjustments.

(a)    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make proportionate and equitable adjustments to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan; (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. The right to have such adjustment made shall be nondiscretionary, but the Committee may determine the form of such adjustment, and such determination and shall be final and binding on the affected Participant and the Company.

(b)    In the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, either by the terms of the Plan and Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions as is appropriate and consistent with the intent and purposes of the Plan in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, (y) to facilitate such transactions or events or (z) to give effect to such changes in laws, regulations or principles:

(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 8.1, the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding rights and Awards and Awards which may be granted in the future;

(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)    To provide that the Award cannot vest, be exercised or become payable after such event.

8.2    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 9.

ADMINISTRATION

9.1    Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. Notwithstanding the foregoing the Committee may delegate its authority hereunder to the extent permitted by Section 9.5. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

9.2    Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

9.3    Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)    Designate Employees who are eligible to be Participants;

(b)    Designate Participants eligible to receive Awards;

(c)    Determine the type or types of Awards to be granted to each Participant;

(d)    Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(e)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(f)    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)    Decide all other matters that must be determined in connection with an Award;

(i)    Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(k)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

9.4    Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

9.5    Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 10.

BONUS AWARDS

10.1    Performance Bonus Awards. Any eligible Employee selected by the Committee may be granted one or more Bonus Awards in the form of a bonus payable upon the attainment of such performance criteria that are established by the Committee on a specified date or dates or over any period or periods determined by the Committee.

10.2    Form of Payment. Payments with respect to any Bonus Awards granted under this Article 10 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

ARTICLE 11.

EFFECTIVE AND EXPIRATION DATE

11.1    Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

11.2    Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 12.

AMENDMENT, MODIFICATION, AND TERMINATION

12.1    Amendment, Modification, and Termination. Subject to Section 13.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that any amendment or modification that materially adversely effects the rights of any Participant shall not be effective against such Participant unless consented to by him or her; provided, further, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

12.2    Awards Previously Granted. Except with respect to amendments made pursuant to Section 13.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 13.

GENERAL PROVISIONS

13.1    No Rights to Awards. No individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

13.2    No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

13.3    Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

13.4    No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

13.5    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.6    Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7    Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.8    Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9    Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.10    Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.11    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

13.12    Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.13    Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Washington.

13.14    Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of InfrastruX Group Inc. on December 12th, 2007.

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I hereby certify that the foregoing Plan was approved by the stockholders of InfrastruX Group, Inc. on December 12th, 2007.

Executed on this 12th day of December, 2007.

/s/ Douglas Madison
Corporate Secretary